Exhibit 10.2

FIRST AMENDMENT

TO

PURCHASE AGREEMENT

This FIRST AMENDMENT TO PURCHASE AGREEMENT (“Amendment”) is made as of June 22, 2022 (“Amendment Date”) by and between BTU INTERNATIONAL, INC., a Delaware corporation (“Seller”) and MCP III 23 ESQUIRE LLC, a Delaware limited liability company (“Buyer”).

RECITALS

A.
Seller and Rhino Capital Advisors LLC, a Massachusetts limited liability company, are parties to that certain Purchase Agreement dated as of April 15, 2022 (the “Purchase Agreement”) regarding the sale and purchase of certain real property located in Billerica, Massachusetts.
B.
Rhino Capital Advisors, LLC assigned the Purchase Agreement to Buyer pursuant to that Assignment of Purchase and Sale Agreement, dated June 22, 2022.
C.
Seller and Buyer wish to amend the terms of the Purchase Agreement as set forth below.

NOW, THEREFORE, in consideration of the foregoing recitals which are incorporated herein, and the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.
Definitions. All capitalized terms used herein and not otherwise defined have the meanings assigned in the Purchase Agreement.
2.
Amendment to Purchase Agreement. Seller and Buyer hereby amend the Purchase Agreement as follows:
a.
Article II. Purchase Price.
i.
Purchase Price. Section 2.1 is hereby deleted in its entirety and replaced with the following: “The purchase price for the Property (the “Purchase Price”) is Twenty Million Six Hundred Thousand and 00/100 Dollars ($20,600,000.00), to be paid by Buyer to Seller, subject to the terms and conditions hereinafter set forth.”
3.
Miscellaneous.
a.
This Amendment, together with the Purchase Agreement, sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements.

b.
As modified by this Amendment, the provisions, conditions and terms of the Purchase Agreement remain unchanged and in full force and effect.

Exhibit 10.2

c.
In the case of any inconsistency between the provisions of the Purchase Agreement and this Amendment, the provisions of this Amendment shall govern and control.

d.
Each signatory of this Amendment represents hereby that he or she has the authority to execute and deliver the same on behalf of the party hereto for which such signatory is acting.

e.
This Amendment may be executed in counterparts and shall constitute an agreement binding on all parties notwithstanding that all parties are not signatories to the original or the same counterpart provided that all parties are furnished a copy or copies thereof reflecting the signature of all parties. Electronic (PDF) signatures shall be accepted by the parties as and with the same force and effect of originals for all purposes.

[Remainder of blank; signature page follows]

Exhibit 10.2

SIGNATURE PAGE

TO

FIRST AMENDMENT TO PURCHASE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amendment as of the Amendment Date.

SELLER:

BTU INTERNATIONAL, INC.,

a Delaware corporation

By: /s/ Lisa D. Gibbs

Name: Lisa D. Gibbs

Title: CFO

BUYER:

MCP III ESQUIRE LLC,

a Delaware limited liability company

By: /s/ Michael Olson

Name: Michael Olson

Title: Authorized Signer